UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 11, 2012
Date of Earliest Event Reported: December 6, 2012

Sauer-Danfoss Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14097 (Commission File Number)	36-3482074 (I.R.S. Employer Identification No.)

2800 East 13th Street Ames, Iowa (Address of principal executive offices)	50010 (U.S. Zip Code)

Registrant's telephone number, including area code:  (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d‑2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e‑4(c))

Section 5	Corporate Governance and Management
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2012, Sauer-Danfoss Inc. (the “Company”) announced that C. Kells Hall, the Company's Executive Vice President and President-Propel Division, will be moving to a newly created executive office position. Effective January 1, 2013, Mr. Hall will begin serving as the Company's Executive Vice President and Chief Technology Officer. Mr. Hall has held his current position since October 2009.
The Company is renaming its Propel Division as the Hydrostatics Division and has announced that Thomas Kaiser has been appointed as the Company's new Executive Vice President and President-Hydrostatics Division effective January 1, 2013. Mr. Kaiser has been employed by the Company for more than 20 years, most recently serving in the role of Vice President-Propel Division.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAUER-DANFOSS INC.

By: /s/ Kenneth D. McCuskey
Name: Kenneth D. McCuskey
DATE: December 11, 2012	Title: Vice President and Chief Accounting Officer